EXHIBIT 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 10-K/A into the Company's previously filed Registration Statements File Nos. 33-45015, 33-42561, 33-23294, 33-16585, 33-6604, 33-959, 2-91008,
33-40623, 33-46874, 33-46875, 33-50628, 33-57519, 33-63637, 333-7279
and 33-62257.


                                                             ARTHUR ANDERSEN LLP


Stamford, Connecticut
April 29, 1997

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